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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  April 9, 2001
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                        STANDARD COMMERCIAL CORPORATION
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            (Exact name of registrant as specified in its charter)



                                North Carolina
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                (State or other jurisdiction of incorporation)



             1-9875                                       13-1337610
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    (Commission file Number)                        (IRS Employer ID Number)




                2201 Miller Road, Wilson, North Carolina 27893
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (252) 291-5507
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Item 5.  Other Events.

     On April 9, 2001, Standard Commercial Corporation made an announcement regarding its earnings estimates for the fiscal years ending March 31, 2001 and March 31, 2002.

     A copy of this press release is attached as an exhibit.


Item 7.  Financial Statements and Exhibits

       (c)   Exhibits

       99.1  Press Release dated April 9, 2001

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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   STANDARD COMMERCIAL CORPORATION



Date: April 9, 2001                By:  /s/ Robert A. Sheets
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                                        Robert A. Sheets
                                        Vice President and Chief Financial
                                        Officer